ATLAS U.S. GOVERNMENT MONEY MARKET FUND, INC.

Power of Attorney

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of JAIME PANDAL, PHILIP SINENENG and BERNARD BRICK his true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Atlas U.S. Government Money Market Fund, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Paul Hopgood	Director	May 14, 2025
Paul Hopgood

SWORN AND SUBSCRBED before me by Paul Hopgood of legal age, single, consultant, and resident of Guaynabo, whom I attest to having identified by means of Driver’s Licence issued by the Commonw[e]alth of Puerto Rico.

Today, 5/4/2025 in Guaynabo, Puerto Rico.

/s/ José David Hernández Dávila

Attorney-Notary

[NOTARIAL STAMP AND SEAL]

ATLAS U.S. GOVERNMENT MONEY MARKET FUND, INC.

Power of Attorney

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of PAUL HOPGOOD, PHILIP SINENENG and BERNARD BRICK his true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Atlas U.S. Government Money Market Fund, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Fernando J. Nido	Director	May 14, 2025
Fernando J. Nido

Affidavit No. 316

Sworn and subscribed before me by Fernando J. Nido, of legal age, married, certified public accountant, and resident of San Juan, Puerto Rico, who is personally known to me. In Guaynabo, Puerto Rico, this 14th day of May 2025.

/s/ Mario E. Dávila Acevedo
NOTARY PUBLIC

[NOTARIAL SEAL AND STAMP]

ATLAS U.S. GOVERNMENT MONEY MARKET FUND, INC.

Power of Attorney

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of PAUL HOPGOOD, PHILIP SINENENG and BERNARD BRICK his true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Atlas U.S. Government Money Market Fund, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Jorge Padilla	Director	May 14, 2025
Jorge Padilla

Affidavit No. 317

Sworn and subscribed before me by Jorge Padilla, of legal age, married, certified public accountant, and resident of San Juan, Puerto Rico, who is personally known to me. In Guaynabo, Puerto Rico, this 14th day of May 2025.

/s/ Mario E. Dávila Acevedo
NOTARY PUBLIC

[NOTARIAL SEAL AND STAMP]

ATLAS U.S. GOVERNMENT MONEY MARKET FUND, INC.

Power of Attorney

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of PAUL HOPGOOD, PHILIP SINENENG and BERNARD BRICK his true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Atlas U.S. Government Money Market Fund, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

Vice President, Secretary,
/s/ Jaime Pandal	Treasurer & Director	May 14, 2025
Jamie Pandal

Sworn and subscribed before me by JAIME PANDAL FERNANDEZ, of legal age, married, employee, resident of San Juan, whom I identify by personal knowledge, in San Juan, Puerto Rico, this 14th day of May, 2025

Affi #: 570	/s/ Amber Lee Velez Burr
NOTARY

[NOTARIAL SEAL AND STAMP]